December 12, 2003  2:46 PM

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Federated Government Ultrashort Duration Fund
A Portfolio of Federated Institutional Trust

Class  A Shares
Institutional Shares
Institutional Service Shares
Supplement to Prospectuses dated September 30, 2003

Under "Who Manages the Fund?" please delete Todd Abraham and Susan Nason and replace with the following:


      "Donald T. Ellenberger
       Donald T. Ellenberger has been the Fund's Portfolio Manager since November 2003. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University."


                                          December 12, 2003


Cusip  31420B102
       31420B201
       31420B409

29680(12/03)